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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21308

Alger Global Growth Fund
(Exact name of registrant as specified in charter)

360 Park Avenue South New York, New York			10010
(Address of principal executive offices)			(Zip code)

Mr. Hal Liebes Fred Alger Management, Inc. 360 Park Avenue South New York, New York 10010
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-806-8800

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2013

ITEM 1.  REPORTS TO STOCKHOLDERS.

Alger Global Growth Fund

(formerly Alger China-U.S. Growth Fund)

ANNUAL REPORT

October 31, 2013

Table of Contents

ALGER GLOBAL GROWTH FUND

Shareholders’ Letter (Unaudited)	1

Fund Highlights (Unaudited)	10

Portfolio Summary (Unaudited)	12

Schedule of Investments	13

Statement of Assets and Liabilities	20

Statement of Operations	22

Statement of Changes in Net Assets	23

Financial Highlights	24

Notes to Financial Statements	28

Report of Independent Registered Public Accounting Firm	39

Additional Information (Unaudited)	40

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Shareholders’ Letter	November 21 2013

Dear Shareholders,

The strong equity rally off of 2009 lows continued during the 12-month period ended October 31, 2013, with the S&P 500 Index generating a 27.18% return. Beyond U.S. borders, the MSCI All Country World Index ex-US returned 20.80% and the MSCI Emerging Markets Index returned 6.90%. In the aftermath of the global financial crisis, we have urged our clients to avoid selling equities during periods of volatility and to use short-term market declines as buying opportunities(1). In doing so, we have reiterated our belief that strong corporate fundamentals rather than fiscal policy and investor emotions are the ultimate driver of long-term equity performance. We have further maintained that corporate fundamentals—which have been strong in the aftermath of the global financial crisis—would continue improving as the U.S. economic expansion is driven by a real estate market recovery, an increase in business spending on fixed equipment, and consumer purchases of more expensive items such as automobiles, appliances, and other home furnishings. At the same time, we have maintained that growth in non-U.S. economies would boost exports and expand operations in other countries. In this shareholder letter, we discuss how those factors have supported equity markets and, more importantly, may provide substantial support to equities in the coming year.

Fiscal and Monetary Policy Drives Volatility

As the 12-month reporting period started, investors grew fearful that Congress would fail to meet a year-end deadline for avoiding the fiscal cliff, or $110 billion in annual budget cuts and the expiration of the Bush tax cuts, the payroll tax holiday, and other tax breaks. Some economists estimated that the spending cuts, combined with the tax hikes, would reduce the nation’s gross domestic product growth by as much as 1.9 percentage points and possibly push the country back into a painful recession. Congress eventually agreed to preserve certain tax cuts while delaying the spending cuts, so that only $85 billion would be trimmed from the 2013 budget, while the full amount of the cuts would apply in 2014 and in later years. Yet, the headwind of spending cuts and higher taxes, while dampening economic growth, fell short of creating a recession, with the Bureau of Economic Analysis reporting that GDP expanded 1.1% and 2.5%, respectively, in the first and second quarters of 2013.

Fiscal policy also captured investors’ attention when political dysfunction over the nation’s debt ceiling and budget caused a government shutdown and fears that the U.S. would default on its debt. Congress and the White House eventually avoided the default with legislation authorizing continued debt issuance until early February, but not before partisan politics resulted in a short-term government shutdown. Investors who used the dysfunction to validate their concerns over the nation’s fiscal health, however, overlooked, in our view, an important point—economic growth, increased tax revenues, and spending cuts are causing the country’s deficit to decline. In January of 2012, the deficit was comparable to 6.8% of GDP. That declined to 4.0% in January of 2013 and is expected to decline to only 3.4% by January of 2014, according to data from the U.S. Census Bureau and Cornerstone Macro LP.

Fiscal policy, of course, wasn’t the only cause of jitters among investors. At times, Federal Reserve officials said that as the economy strengthens, the central bank should be prepared to taper quantitative easing, which entails buying up to $85 billion in debt

(1)  See Alger Summer 2010 Market Commentary, August 4, 2010.

securities monthly to keep interest rates low. Not surprisingly, the comments fueled market volatility as investors feared the policy change could dampen economic growth by causing interest rates to climb. Fed officials quickly responded by emphasizing that tapering will only occur if the economy appears to be strong enough to continue growing as the stimulus is decreased. They emphasized that additional economic growth must occur prior to tapering and even then the tapering would be done judiciously.

Economy Proves Resilient

Even with tax increases, considerable government spending cuts, and slow GDP growth, many indicators pointed to continued strengthening of the U.S. economy, with the unemployment rate dropping from 7.9% in October of 2012 to 7.2% in September of 2013. Perhaps more impressive were gains in real estate, with the S&P/Case-Shiller 20-City Composite Home Price Index, which measures home prices in 20 metropolitan areas, climbing 12.8% from October of 2012 to August of 2013. In addition, the value of new residential, private-sector construction completed year to date as of August of 2013 climbed 20.5% compared to the same period in 2012, according to the U.S. Census Bureau. Construction completed on lodging climbed 26.6%; offices, 8.5%; and manufacturing facilities, 3.6%. As a result, unemployment has fallen dramatically in the construction industry after having hit a staggering post-financial crisis high of 27.1% (non-seasonally adjusted) in February of 2010. By the start of the reporting period, this rate had already declined to 12.2% and during the reporting period declined further to a low of 8.5% in September. In another encouraging sign, consumer purchases of higher cost items grew, with sales of luxury cars during the first nine months of 2013 increasing 12% year over year while sales of inexpensive cars climbed 6.1%, according to Autodata Corp.

Corporate Fundamentals Remain Strong

Corporate fundamentals also supported investor enthusiasm. As of the end of 2012, non-financial S&P 500 companies held $1.25 trillion in cash, according to Goldman Sachs. Impressively, corporate cash levels reached $1.30 trillion by June of 2013. Free cash flow also remained strong during the reporting period. It is typically measured as free-cash-flow yield, which is the ratio of a company’s valuation to cash generated from operations that remains after capital expenditures and operating expenses. As of early October, large cap stocks (not including Financials and Utilities) had a free-cash-flow yield of 4.73% compared to the 50-year average of 3.80% (according to research firm Empirical Research Partners).

Investors benefited in many ways from corporations’ strong fundamentals, with companies greatly ramping up their dividends and stock buybacks. For the 12-month period ended in August, Russell 1000 Index companies announced $455 billion in stock buybacks, up 32% year over year. When including dividends, cash returned to investors climbed to $821 billion, exceeding the previous high of $787 billion in 2007, according to J.P. Morgan Chase. We believe that strong business performance is likely to support corporate fundamentals, and we note that revenue growth and strong spending discipline resulted in S&P 500 earnings growing 3.73% year over year during the first quarter of 2013 and 4.04% during the second quarter, according to Goldman Sachs. Based on estimates, third quarter earnings grew 3.41% and fourth quarter earnings are expected to grow 4.63%.

Foreign Countries Generate Strong Gains

Broadly speaking, foreign equity markets generated strong results during the reporting period, with many developed markets producing noteworthy performance. Within the MSCI All Country World Index, Finland, Ireland, Spain, Japan, and the Netherlands were among the top performing developed nations, with each country generating returns in excess of 30%. Even Israel, Canada, and Hong Kong, which were among the worst performing developed markets, still produced positive returns.

Within the MSCI Emerging Markets Index, Poland, Taiwan, and the Philippines performed best with double digit returns that nevertheless trailed U.S. equities as measured by the S&P 500 Index. Peru, Indonesia and Chile were the worst performers and were among a handful of countries with negative returns.

During the reporting period, economic growth in Brazil, Russia, India, and China fell short of expectations, while other countries showed encouraging signs. Japanese businesses reported strong earnings during the final months of the reporting period and the country’s second-quarter GDP growth was revised upward from 2.6% to 3.8%. Land prices during the summer months, meanwhile, increased in 66 of 150 survey areas, according to research firm ISI. In Europe, France emerged from a recession, while economic growth in the United Kingdom and Germany also accelerated. Even Ireland and Portugal showed signs of economic improvement. Broadly speaking, the common outlook for the euro zone became less negative.

Foreign countries continued to buy U.S. products, with American exports—including energy commodities—having increased. Corporations also enjoyed growing foreign demand for services for professional, business, and technical needs. An uptick in royalties and licensing also helped boost U.S. exports. As a result, from November of 2012 to August of 2013, the U.S. exported $1.87 trillion in goods and services, up from $1.82 from November 2011 to August 2012. With U.S. exports growing faster than imports, the country’s trade deficit declined from $464.83 billion during the nine-month period ended in August of 2012 to only $402.59 billion during the same period in 2013.

Reasons for Optimism

We believe that many of the factors that supported investor enthusiasm during the reporting period will continue in 2014 and that equity markets have potential for generating additional gains. On the fiscal front, next year will be the first year in which the full impact of the sequester occurs, with $110 billion in spending cuts in discretionary spending expected. It’s important to note, however, that the cuts are from 2012 spending levels, not 2013, so government spending next year will decline by only $25 billion year over year. The budget cuts, therefore, should have only a minimal, if any, impact on GDP. At the same time, data from Cornerstone Macro shows that finances for many state and local governments have been strengthening, which suggests that the public sector job market may improve. With that in mind, economic forecasts for 2014 are encouraging. J.P. Morgan Chase expects unemployment will decline to 6.8% by the end of 2014 and GDP will grow at a modest but nevertheless positive rate of 2.7% by the end of next year.

Drivers of Economic Growth

We believe that the U.S. housing market recovery will continue, as strong demand for homes exists. Over the past few years, many Americans continued to live with relatives or friends as they felt insecure about the economy and their careers. As the job market improves and the economy strengthens, Americans living with relatives and friends are likely to become more confident in their finances and start shopping for their own homes, which could provide additional support to the ongoing recovery in the real estate market. We note that low interest rates and attractive real estate prices have increased the affordability of houses, which could entice many Americans to become homeowners and then in turn purchase household items, such as furniture and appliances.

Existing homeowners, meanwhile, are feeling better about their finances, with their wealth increasing as the values of their homes and equity investments climb, so we think Americans are likely to increase their spending on big ticket items, including cars. Home values and equity investments contributed to Americans’ wealth in 2009, 2010, and 2012, according to J.P. Morgan. Last year was particularly noteworthy, with gains in real estate and stocks totaling $4.4 trillion. The combination of increasing wealth and pent up demand for cars and other items may drive an increase in consumer spending. Automobile data tracker Edmunds.com, for example, points out that the average age of automobiles in 2013 was 11.4 years and that it expects U.S. consumers to purchase 16.4 million cars next year, which would be the highest level since 2006, when 16.5 million cars were purchased.

Corporate Fundamentals in 2014

As noted previously, equity prices were supported during the reporting period by corporations increasing their dividends, conducting stock buybacks, and making acquisitions. With high cash balances and strong cash flow, corporations are likely to continue that trend in 2014. Goldman Sachs expects corporations to increase dividends 10% in 2014. It also estimates that corporations will increase share buybacks by 10% and cash acquisitions by 13%. All of those actions, we believe, will provide considerable support to equities. Corporations, we believe, also have built up demand for new equipment and facilities, and we expect businesses to satisfy that demand in 2014. Spending on such items stayed below 2008 levels until 2011, when S&P 500 companies spent $567 billion on capital expenditures. Capital expenditures increased in 2012 and are expected to reach $649 billion in 2013 and $672 billion in 2014 based on Goldman Sachs estimates. The increased spending, we maintain, will create attractive opportunities for providers of manufacturing equipment and other business tools to continue growing their revenues and further strengthening their fundamentals.

Global Growth may also Support Equities

Corporate fundamentals, increased corporate capital expenditures, a recovering real estate market, and an uptick in consumer spending aren’t the only things that may support the U.S. economy and equities next year. Indeed, global economic growth in 2014 is expected to strengthen, which will provide additional opportunities for U.S. exporters and companies with operations in non-U.S. markets. The International Monetary Fund (IMF) estimates that the global economy will grow 3.6% next year, up from an estimated rate of 2.9% in 2013. Impressively, the IMF says the economies of Italy and Spain are expected to switch from contracting in 2013 to expanding in 2014 and we expect the European Central Bank to continue with its accommodative policy that is providing considerable economic stimulus. Emerging market economies, in aggregate, are also expected to improve, growing 5.1% next year, up from 4.5% in 2013, according IMF estimates. We also believe that growing developed-market economies will increase their imports of products from emerging markets, which should support growth in emerging economies. Global economic expansion, furthermore, is likely to help U.S. companies grow revenues in non-U.S. markets.

The IMF also estimates that world trade volume as a percentage of global GDP is expected to increase from 2.9% to 4.9% in 2014. With ongoing improvements in U.S. energy production and other trends, American corporations are expected to be strong beneficiaries of increased world trade, with J.P. Morgan Chase estimating that our country’s exports will increase 5.9% in 2014.

Fiscal and Monetary Policy

Equity investors will have to contend with concerns that Washington may fail to strike an agreement on increasing the nation’s debt ceiling in February and cause a national default on U.S. debt. As dysfunctional as Washington has been, we think such an outcome is unlikely and if it does occur, it would be short lived. Simply put, the consequences of a default would be so severe that we think our elected officials will find some type of resolution to the issue. At the same time, as the U.S. economy strengthens, the unwinding of quantitative easing by the Federal Reserve will become more likely. We think any eventual tapering will be done gradually and with great caution to avoid hitting the brakes on the slow but steady economic recovery.

The Road Ahead

Alger believes that companies undergoing Positive Dynamic Change are likely to experience earnings growth, so they offer strong potential for generating attractive long-term performance. Positive Dynamic Change can include product innovation, demographic trends, new regulations, management team changes, growing product demand, and market dominance. Encouragingly, many of the trends discussed previously, such as a strengthening real estate market, increased capital expenditures, stronger car sales, and growth of non-U.S. markets, are creating Positive Dynamic Change opportunities that can help leading companies generate strong earnings. With that in mind this is an exciting time for our firm and our clients as Alger analysts relentlessly search for companies that can benefit from the many forms of Positive Dynamic Change that are occurring across the globe.

Portfolio Matters

Class A shares of the Alger Global Growth Fund returned 22.20% before the application of the upfront sales charge for the fiscal 12-month period ended October 31, 2013, compared to the 23.95% return of the MSCI All Country World Index.

Prior to May 31, 2013, the Alger Global Growth Fund followed different investment strategies under the name “Alger China-U.S. Growth Fund” and was managed by a different portfolio management team.

During the reporting period, the largest sector weightings were Information Technology and Consumer Discretionary. The largest sector overweight was Information Technology and the largest sector underweight was Financials. Relative outperformance in the Information Technology and Consumer Discretionary sectors was the most important contributor to performance, while Financials and Consumer Staples detracted from results.

The largest country overweightings were China, Hong Kong, and Japan, while the largest country underweightings were Australia, Canada, and the United Kingdom. Stock selection was strongest relative to benchmark country constituents in Brazil, Colombia, and the Netherlands and weakest in Greece, Finland, and France. The combination of country weightings and stock selection resulted in Taiwan and the United States the greatest contribution to performance relative to the benchmark, while the United Kingdom and France were among countries that detracted from results.

Among the most important relative contributors were Facebook, Inc.; Actavis plc; Las Vegas Sands Corp.; ASML Holding NV/ Reg S; and Chailease Holding Co. Ltd. Later in the reporting period, social network operator Facebook announced second-quarter revenues, margins, and earnings that significantly exceeded consensus expectations, while annual revenue growth had accelerated to 61%. The increased use of Facebook via mobile devices and an established track record for mobile device advertising with the company’s website helped Facebook increase ad sales and generate the strong quarterly results.

Conversely, detracting from overall results on a relative basis were Cliffs Natural Resources, Inc.; Apple, Inc.; China Zhengtong Auto Services Holdings Ltd.; Evergrande Real Estate Group Ltd.; and GCL-Poly Energy Holdings Ltd. Performance of Apple shares was hurt by expectations that the company’s gross margins and earnings will decline because of a loss of leverage on revenue, anticipation of a change in product mix sales for iPhones in Brazil and China, and ongoing market share losses.

As always, we strive to deliver consistently superior investment results to you, our shareholders, and we thank you for your business and continued confidence in Alger.

Respectfully submitted,

Daniel C. Chung, CFA

Chief Investment Officer

Investors cannot invest directly in an index. Index performance does not reflect the deduction for fees, expenses, or taxes.

This report and the financial statements contained herein are submitted for the general information of shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus for the Fund. Fund performance returns represent the fiscal 12-month period return of Class A shares without the deduction of applicable sales charges and include the reinvestment of any dividends or distributions.

The performance data quoted represents past performance, which is not an indication or guarantee of future results.

Standardized performance results can be found on the following pages. The investment return and principal value of an investment in a fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, visit us at www.alger.com or call us at (800) 992-3863.

The views and opinions of the Fund’s management in this report are as of the date of the Shareholders’ Letter and are subject to change at any time subsequent to this date. There is no guarantee that any of the assumptions that formed the basis for the opinions stated herein are accurate or that they will materialize. Moreover, the information forming the basis for such assumptions is from sources believed to be reliable; however, there is no guarantee that such information is accurate. Any securities mentioned, whether owned in the Fund or otherwise, are considered in the context of the construction of an overall portfolio of securities and therefore reference to them should not be construed as a recommendation or offer to purchase or sell any such security. Inclusion of such securities in the Fund and transactions in such securities, if any, may be for a variety of reasons, including without limitation, in response to cash flows, inclusion in a benchmark, and risk control. The reference to a specific security should also be understood in such context and not viewed as a statement that the security is a significant holding in the Fund. Please refer to the Schedule of Investments for the Fund which is included in this report for a complete list of Fund holdings as of October 31, 2013. Securities mentioned in the Shareholders letter, if not found in the Schedule of Investments, may have been held by the Fund during the fiscal period.

A Word about Risk

Growth stocks tend to be more volatile than other stocks as the price of growth stocks tends to be higher in relation to their companies’ earnings and may be more sensitive to market, political and economic developments. Investing in the stock market involves gains and losses and may not be suitable for all investors. Stocks of small- and mid-sized companies are subject to greater risk than stocks of larger, more established companies owing to such factors as limited liquidity, inexperienced management, and limited financial resources. Investing in foreign securities involves additional risk (including currency risk, risks related to political, social or economic conditions, and risks associated with foreign markets, such as increased volatility, limited liquidity, less stringent regulatory and legal system, and lack of industry and country diversification), and may not be suitable for all investors. Special risks associated with investments in emerging country issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and different auditing and legal standards.

Foreign currencies are subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government controls. Some of the countries where the Fund can invest may have restrictions that could limit the access to investment opportunities. The securities of issuers located in emerging markets can be more volatile and less liquid than those of issuers in more mature economies. Investing in emerging markets involves higher levels of risk, including increased information, market, and valuation risks, and may not be suitable for all investors.

Funds that participate in leveraging are subject to the risk that borrowing money to leverage will exceed the returns for securities purchased or that the securities purchased may actually go down in value; thus, the Fund’s net asset value can decrease more quickly than if the Fund had not borrowed.

For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Before investing, carefully consider the Fund’s investment objective, risks, charges, and expenses.

For a prospectus or a summary prospectus containing this and other information about Alger Global Growth Fund call us at (800) 992-3863 or visit us at www.alger.com. Read it carefully before investing.

Fred Alger & Company, Incorporated, Distributor. Member NYSE Euronext, SIPC.

NOT FDIC INSURED. NOT BANK GUARANTEED. MAY LOSE VALUE.

Index Definitions:

•                  The Morgan Stanley Capital International (MSCI) Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

•                  The MSCI ALL COUNTRY Index ex USA is a market capitalization-weighted index designed to provide a broad measure of equity market performance throughout the world, including both developed and emerging markets, but excluding the United States.

•                  The S&P/Case-Shiller 20-City Composite Home Price Index is an index of housing prices in the U.S.

•                  The MSCI ALL COUNTRY Index is a free float-adjust market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

•                  The Russell 1000 Growth Index is an unmanaged index designed to measure the performance of the largest 1,000 companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values.

FUND PERFORMANCE AS OF 9/30/13 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	SINCE INCEPTION

Alger Global Growth Class A (Inception 11/3/03)	9.95%	5.39%	9.23%
Alger Global Growth Class C (Inception 3/3/08)*	14.16%	5.75%	9.05%
Alger Global Growth Class I (Inception 5/31/13)	n/a	n/a	7.31%
Alger Global Growth Class Z (Inception 5/31/13)	n/a	n/a	7.37%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains.  Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge.

*                 Performance figures prior to 3/03/08, inception of Class C shares, are those of the Fund’s Class A Shares. Performance has been adjusted to remove the front-end sales charge imposed by Class A shares.  Class C shares do not impose a front-end sales charge but do impose a contingent deferred sales charge of 1% on shares redeemed.  If Class A sales charges were reflected, annual returns for the Class C shares would be lower.  The performance figures prior to 3/03/08 have been adjusted to reflect the higher operating expenses and applicable contingent deferred sales charge of Class C shares.

ALGER GLOBAL GROWTH FUND ^

Fund Highlights Through October 31, 2013 (Unaudited)

The chart above illustrates the growth in value of a hypothetical $10,000 investment made in the Alger Global Growth Fund Class A shares, with an initial maximum sales charge of 5.25%, and the S&P 500 Index, MSCI AC WORLD Index and the MSCI Zhong Hau Index (unmanaged indices of common stocks) from November 3, 2003, the inception date of the Alger Global Growth Fund Class A shares, through October 31, 2013.  Beginning May 31, 2013 Alger Global Growth Fund changed its investment strategy to emphasize foreign (including emerging markets) securities and the United States, its previous investment strategy considered securities economically tied to China (including Hong Kong and Taiwan) and the United States. The figures for the Alger Global Growth Fund Class A shares, the S&P 500 Index, MSCI AC WORLD Index and the MSCI Zhong Hau Index include reinvestment of dividends. Performance for the Alger Global Growth Fund Class C, Class I and Class Z shares will vary from the results shown above due to differences in expenses and sales charges that class bears.  Investors cannot invest directly in any index.  Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 10/31/13

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 11/3/2003

Class A (Inception 11/3/03)	15.81%	11.90%	n/a	9.58%
Class C (Inception 3/3/08)*	20.24%	12.28%	n/a	9.39%
MSCI AC WORLD INDEX	23.95%	14.09%	n/a	8.16%
MSCI Zhong Hua Index	11.14%	16.42%	n/a	12.04%
S&P 500 Index	27.18%	15.17%	n/a	7.38%

	1 YEAR	5 YEARS	10 YEARS	Since 5/31/2013

Class I (Inception 5/31/13)	n/a	n/a	n/a	11.59%
Class Z (Inception 5/31/13)	n/a	n/a	n/a	11.71%
MSCI AC WORLD INDEX	n/a	n/a	n/a	9.15%
MSCI Zhong Hua Index	n/a	n/a	n/a	6.51%
S&P 500 Index	n/a	n/a	n/a	8.60%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

^	The Fund has changed its investment strategy on May 31, 2013 and as a result its benchmark to the MSCI AC WORLD INDEX to provide a more meaningful performance comparison.
*

Performance figures prior to 3/03/08, inception of Class C shares, are those of the Fund’s Class A Shares. Performance has been adjusted to remove the front-end sales charge imposed by Class A shares.  Class C shares do not impose a front-end sales charge but do impose a contingent deferred sales charge of 1% on shares redeemed.  If Class A sales charges were reflected, annual returns for the Class C shares would be lower.  The performance figures prior to 3/03/08 have been adjusted to reflect the higher operating expenses and applicable contingent deferred sales charge of Class C shares.

PORTFOLIO SUMMARY†

October 31, 2013 (Unaudited)

COUNTRY	Alger Global Growth Fund
Belgium	1.1%
Brazil	0.6
Canada	1.0
China	2.0
Colombia	0.8
France	1.0
Germany	3.3
Hong Kong	2.7
India	0.7
Indonesia	0.6
Ireland	3.6
Italy	1.1
Japan	8.1
Mexico	0.7
Netherlands	4.3
Peru	0.8
Philippines	0.7
Russia	0.9
South Korea	1.9
Spain	0.4
Sweden	0.3
Switzerland	3.2
Taiwan	0.7
United Kingdom	3.1
United States	53.4
Cash and Net Other Assets	3.0
100.0%

† Based on net assets of the Fund.

ALGER GLOBAL GROWTH FUND

Schedule of Investments‡ October 31, 2013

	SHARES	VALUE
COMMON STOCKS—93.9%
BELGIUM—1.1%
BREWERS—1.1%
Anheuser-Busch InBev NV	4,311	$448,376
(Cost $412,720)

BRAZIL—0.6%
MULTI-LINE INSURANCE—0.6%
BB Seguridade Participacoes SA	23,400	255,618
(Cost $208,236)

CANADA—1.0%
LEISURE PRODUCTS—1.0%
BRP, Inc.*(a)	14,914	400,796
(Cost $354,131)

CHINA—2.0%
AUTOMOBILE MANUFACTURERS—0.9%
Great Wall Motor Co., Ltd.	59,283	347,531

INTERNET SOFTWARE & SERVICES—1.1%
Tencent Holdings Ltd.	7,997	436,725
TOTAL CHINA (Cost $219,897)		784,256

COLOMBIA—0.8%
CONSTRUCTION MATERIALS—0.8%
Cementos Argos SA	63,300	322,463
(Cost $270,540)

FRANCE—1.0%
PHARMACEUTICALS—1.0%
Sanofi	3,660	390,308
(Cost $404,188)

GERMANY—3.3%
APPAREL ACCESSORIES & LUXURY GOODS—1.1%
Adidas AG	3,706	423,091

APPLICATION SOFTWARE—1.3%
SAP AG#	6,800	532,780

AUTOMOBILE MANUFACTURERS—0.9%
Bayerische Motoren Werke AG	3,328	377,497
TOTAL GERMANY (Cost $1,148,161)		1,333,368

HONG KONG—2.7%
CASINOS & GAMING—0.9%
Galaxy Entertainment Group Ltd.*	46,266	345,220

CONSTRUCTION & ENGINEERING—0.9%
China State Construction International Holdings Ltd.	210,341	353,779

	SHARES	VALUE
COMMON STOCKS—(CONT.)
HONG KONG—(CONT.)
LIFE & HEALTH INSURANCE—0.9%
AIA Group Ltd.	70,911	$359,906
TOTAL HONG KONG (Cost $715,917)		1,058,905

INDIA—0.7%
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—0.7%
Tata Motors Ltd.#	8,852	277,245
(Cost $229,974)

INDONESIA—0.6%
DEPARTMENT STORES—0.6%
Matahari Department Store Tbk PT*	223,046	243,377
(Cost $285,120)

IRELAND—3.6%
ELECTRICAL COMPONENTS & EQUIPMENT—0.6%
Eaton Corp., PLC.	3,300	232,848

INDUSTRIAL MACHINERY—1.2%
Ingersoll-Rand PLC.	6,996	472,440

PHARMACEUTICALS—1.8%
Actavis plc.*	4,550	703,339
TOTAL IRELAND (Cost $1,271,320)		1,408,627

ITALY—1.1%
APPAREL RETAIL—1.1%
Prada SpA	44,746	435,744
(Cost $308,366)

JAPAN—8.1%
APPAREL RETAIL—0.5%
Fast Retailing Co., Ltd.	600	200,437

AUTOMOBILE MANUFACTURERS—1.3%
Toyota Motor Corp.	7,728	499,823

DIVERSIFIED BANKS—2.3%
Mitsubishi UFJ Financial Group, Inc.	67,787	427,395
Sumitomo Mitsui Financial Group, Inc.	9,934	476,319
		903,714
DIVERSIFIED REAL ESTATE ACTIVITIES—1.7%
Mitsui Fudosan Co., Ltd.	5,000	164,489
Sumitomo Realty & Development Co., Ltd.	11,000	517,364
		681,853
ELECTRONIC COMPONENTS—1.2%
Murata Manufacturing Co., Ltd.	5,951	476,274

	SHARES	VALUE
COMMON STOCKS—(CONT.)
JAPAN—(CONT.)
PROPERTY & CASUALTY INSURANCE—1.1%
Tokio Marine Holdings, Inc.	13,300	$433,482
TOTAL JAPAN (Cost $2,927,603)		3,195,583

MEXICO—0.7%
GAS UTILITIES—0.7%
Infraestructura Energetica Nova SAB de CV	72,261	286,075
(Cost $266,713)

NETHERLANDS—4.3%
ALTERNATIVE CARRIERS—1.1%
Ziggo NV	10,146	435,398

CONSTRUCTION & ENGINEERING—1.2%
Chicago Bridge & Iron Co., NV#	6,420	475,658

SEMICONDUCTOR EQUIPMENT—1.5%
ASML Holding NV#	6,326	598,693

SEMICONDUCTORS—0.5%
NXP Semiconductor NV*	4,850	204,282
TOTAL NETHERLANDS (Cost $1,354,115)		1,714,031

PERU—0.8%
DIVERSIFIED BANKS—0.8%
Credicorp Ltd.	2,298	313,907
(Cost $298,591)

PHILIPPINES—0.7%
DIVERSIFIED BANKS—0.7%
BDO Unibank, Inc.	163,980	307,356
(Cost $345,996)

RUSSIA—0.9%
DIVERSIFIED BANKS—0.1%
TCS Group Holding PLC.*(a),(b)	3,114	53,389

INTERNET SOFTWARE & SERVICES—0.8%
Yandex NV*	8,600	316,996
TOTAL RUSSIA (Cost $302,931)		370,385

SOUTH KOREA—1.9%
CONSTRUCTION & ENGINEERING—0.8%
Doosan Heavy Industries and Construction Co., Ltd.	8,080	330,043

SEMICONDUCTORS—1.1%
Samsung Electronics Co., Ltd.	314	433,448
TOTAL SOUTH KOREA (Cost $735,528)		763,491

	SHARES	VALUE
COMMON STOCKS—(CONT.)
SPAIN—0.4%
APPAREL RETAIL—0.4%
Inditex SA	950	$156,079
(Cost $91,749)

SWEDEN—0.3%
BIOTECHNOLOGY—0.3%
Swedish Orphan Biovitrum AB*	9,557	91,420
(Cost $90,849)

SWITZERLAND—3.2%
APPAREL ACCESSORIES & LUXURY GOODS—1.1%
Cie Financiere Richemont SA	4,484	459,866

PHARMACEUTICALS—1.0%
Roche Holding AG	1,500	415,298

SECURITY & ALARM SERVICES—1.1%
Tyco International Ltd.	12,453	455,157
TOTAL SWITZERLAND (Cost $1,183,660)		1,330,321

TAIWAN—0.7%
ELECTRONIC MANUFACTURING SERVICES—0.1%
Hon Hai Precision Industry Co., Ltd.	10,500	26,576

SEMICONDUCTORS—0.6%
Chipbond Technology Corp.	122,000	246,197
TOTAL TAIWAN (Cost $298,607)		272,773

UNITED KINGDOM—3.1%
HOUSEHOLD PRODUCTS—1.1%
Reckitt Benckiser Group PLC.	5,589	434,422

SPECIALTY CHEMICALS—1.0%
Croda International PLC.	10,675	416,927

TOBACCO—1.0%
British American Tobacco PLC.	7,384	406,780
TOTAL UNITED KINGDOM (Cost $1,223,716)		1,258,129

UNITED STATES—50.3%
AEROSPACE & DEFENSE—1.7%
Honeywell International, Inc.	5,000	433,650
Precision Castparts Corp.	900	228,105
		661,755
AIRLINES—1.1%
Delta Air Lines, Inc.	16,250	428,675

APPAREL ACCESSORIES & LUXURY GOODS—0.9%
PVH Corp.	3,000	373,710

	SHARES	VALUE
COMMON STOCKS—(CONT.)
UNITED STATES—(CONT.)
AUTO PARTS & EQUIPMENT—1.6%
BorgWarner, Inc.	4,100	$422,833
WABCO Holdings, Inc.*	2,750	235,620
		658,453
BIOTECHNOLOGY—1.8%
Biogen Idec, Inc.*	1,350	329,656
Gilead Sciences, Inc.*	5,650	401,094
		730,750
BROADCASTING—0.6%
CBS Corp., Cl. B	4,350	257,259

CABLE & SATELLITE—1.1%
Comcast Corporation, Cl. A	8,900	423,462

CASINOS & GAMING—1.7%
Las Vegas Sands Corp.	9,950	698,689

COMMUNICATIONS EQUIPMENT—1.5%
Cisco Systems, Inc.	27,150	610,875

COMPUTER HARDWARE—6.1%
3D Systems Corp.*	3,700	230,288
Apple, Inc.	3,600	1,880,460
NCR Corp.*	8,400	307,020
		2,417,768
COMPUTER STORAGE & PERIPHERALS—0.5%
Western Digital Corp.	3,100	215,853

CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—1.1%
Cummins, Inc.	3,350	425,517

CONSUMER FINANCE—0.8%
American Express Co.	3,800	310,840

DATA PROCESSING & OUTSOURCED SERVICES—1.7%
MasterCard, Inc.	950	681,245

DISTILLERS & VINTNERS—0.8%
Beam, Inc.	4,700	316,310

DIVERSIFIED CHEMICALS—0.6%
Eastman Chemical Co.	2,800	220,612

DRUG RETAIL—0.5%
CVS Caremark Corp.	3,400	211,684

FERTILIZERS & AGRICULTURAL CHEMICALS—0.4%
The Mosaic Co.	3,250	149,012

FOOTWEAR—1.6%
NIKE, Inc., Cl. B	8,350	632,596

HEALTH CARE SERVICES—0.5%
Express Scripts, Inc.*	2,950	184,434

HOME IMPROVEMENT RETAIL—0.8%
The Home Depot, Inc.	4,050	315,454

	SHARES	VALUE
COMMON STOCKS—(CONT.)
UNITED STATES—(CONT.)
HOMEBUILDING—1.0%
Lennar Corp., Cl. A	3,200	$113,760
Standard Pacific Corp.*	34,000	269,620
		383,380
HOUSEHOLD PRODUCTS—0.6%
The Procter & Gamble Co.	3,100	250,325

INTERNET SOFTWARE & SERVICES—3.7%
Facebook, Inc.*	20,400	1,025,304
Google, Inc., Cl. A*	450	463,761
		1,489,065
INVESTMENT BANKING & BROKERAGE—1.0%
Morgan Stanley	14,600	419,458

LIFE & HEALTH INSURANCE—0.6%
Lincoln National Corp.	5,000	227,050

LIFE SCIENCES TOOLS & SERVICES—0.5%
Charles River Laboratories International, Inc.*	4,400	216,524

MOTORCYCLE MANUFACTURERS—0.9%
Harley-Davidson, Inc.	5,650	361,826

OIL & GAS EQUIPMENT & SERVICES—1.8%
Cameron International Corp.*	3,150	172,809
Halliburton Company	4,000	212,120
National Oilwell Varco, Inc.	4,000	324,720
		709,649
OIL & GAS EXPLORATION & PRODUCTION—2.9%
Anadarko Petroleum Corp.	3,400	323,986
Pioneer Natural Resources Co.	2,050	419,799
Whiting Petroleum Corp.*	6,350	424,751
		1,168,536
OTHER DIVERSIFIED FINANCIAL SERVICES—0.9%
Citigroup, Inc.	7,650	373,167

PHARMACEUTICALS—1.9%
Bristol-Myers Squibb Co.	8,300	435,916
Mylan, Inc.*	8,650	327,576
		763,492
REAL ESTATE SERVICES—1.0%
Jones Lang LaSalle, Inc.	4,350	414,120

REGIONAL BANKS—1.0%
Zions Bancorporation	14,150	401,436

RESTAURANTS—1.0%
McDonald’s Corp.	4,000	386,080

SEMICONDUCTORS—0.9%
Altera Corp.	10,250	344,400

	SHARES	VALUE
COMMON STOCKS—(CONT.)
UNITED STATES—(CONT.)
SOFT DRINKS—1.5%
PepsiCo, Inc.	7,100	$597,039

SPECIALTY CHEMICALS—1.7%
Rockwood Holdings, Inc.	10,500	664,125
TOTAL UNITED STATES (Cost $14,674,881)		20,094,625
TOTAL COMMON STOCKS (Cost $29,623,509)		37,513,258

MASTER LIMITED PARTNERSHIP—3.1%
UNITED STATES—3.1%
ASSET MANAGEMENT & CUSTODY BANKS—1.8%
Blackstone Group LP.	27,550	724,014

INVESTMENT BANKING & BROKERAGE—1.3%
Apollo Global Management LLC.	16,450	530,677
TOTAL UNITED STATES (Cost $1,004,947)		1,254,691
TOTAL MASTER LIMITED PARTNERSHIP (Cost $1,004,947)		1,254,691

Total Investments
(Cost $30,628,456)(c)	97.0%	38,767,949
Other Assets in Excess of Liabilities	3.0%	1,185,500
NET ASSETS	100.0%	$39,953,449

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.
*	Non-income producing security.
#	American Depositary Receipts.
(a)

Pursuant to Securities and Exchange Commission Rule 144A, these securities may be sold prior to their maturity only to qualified institutional buyers.  These securities are deemed to be liquid and represent 0.1% of the net assets of the Fund.

(b)	Global Depositary Receipts.
(c)

At October 31, 2013, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $30,615,884, amounted to $8,152,065 which consisted of aggregate gross unrealized appreciation of $8,274,371 and aggregate gross unrealized depreciation of $122,306.

Industry classifications are unaudited.

See Notes to Financial Statements.

ALGER GLOBAL GROWTH FUND

Statement of Assets and Liabilities October 31, 2013

Alger Global Growth Fund
ASSETS:
Investments in securities, at value (Identified cost below)* see accompanying schedules of investments*	$38,767,949
Cash and cash equivalents	1,124,145
Foreign cash †	181,587
Receivable for investment securities sold	317,669
Receivable for shares of beneficial interest sold	102,316
Dividends and interest receivable	50,270
Receivable from Investment Manager	20,614
Prepaid expenses	40,169
Total Assets	40,604,719

LIABILITIES:
Payable for investment securities purchased	431,656
Payable for shares of beneficial interest redeemed	71,049
Accrued investment advisory fees	27,048
Accrued transfer agent fees	21,500
Accrued distribution fees	11,463
Accrued administrative fees	930
Accrued shareholder administrative fees	550
Accrued other expenses	87,074
Total Liabilities	651,270
NET ASSETS	$39,953,449

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	45,229,375
Undistributed net investment income (accumulated loss)	(8,903)
Undistributed net realized gain (accumulated realized loss)	(13,407,148)
Net unrealized appreciation on investments	8,140,125
NET ASSETS	$39,953,449

* Identified cost	$30,628,456
† Cost of foreign cash	$181,500

See Notes to Financial Statements.

ALGER GLOBAL GROWTH FUND

Statement of Assets and Liabilities October 31, 2013 (Continued)

Alger Global Growth Fund
NET ASSETS BY CLASS:
Class A	$33,657,629
Class C	$4,887,664
Class I	$1,296,442
Class Z	$111,714

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	1,794,296
Class C	269,305
Class I	69,031
Class Z	5,942

NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share	$18.76
Class A — Offering Price Per Share (includes a 5.25% sales charge)	$19.80
Class C — Net Asset Value Per Share	$18.15
Class I — Net Asset Value Per Share	$18.78
Class Z — Net Asset Value Per Share	$18.80

See Notes to Financial Statements.

ALGER GLOBAL GROWTH FUND

Statement of Operations For the year ended October 31, 2013

Alger Global Growth Fund
INCOME:
Dividends (net of foreign withholding taxes*)	$813,990
Interest	418
Total Income	814,408

EXPENSES:
Advisory fees — Note 3(a)	436,775
Distribution fees — Note 3(c)
Class A	93,040
Class C	43,157
Class I	801
Shareholder administrative fees — Note 3(f)	6,889
Administration fees — Note 3(b)	11,521
Custodian fees	96,887
Interest expenses	83
Transfer agent fees and expenses — Note 3(f)	63,903
Printing fees	31,361
Professional fees	120,181
Registration fees	53,156
Trustee fees — Note 3(g)	20,112
Fund accounting fees	29,180
Miscellaneous	15,514
Total Expenses	1,022,560
Less, expense reimbursements/waivers — Note 3(a)	(149,604)
Net Expenses	872,956
NET INVESTMENT LOSS	(58,548)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS AND FOREIGN CURRENCY:
Net realized gain on investments and purchased options	7,583,668
Net realized (loss) on foreign currency transactions	(16,417)
Net change in unrealized appreciation on investments, options and foreign currency	755,165
Net realized and unrealized gain on investments, options, and foreign currency	8,322,416
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$8,263,868

* Foreign withholding taxes	$21,125

See Notes to Financial Statements.

ALGER GLOBAL GROWTH FUND

Statements of Changes in Net Assets

	Alger Global Growth Fund
	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Net investment loss	$(58,548)	$(223,544)
Net realized gain on investments, options and foreign currency	7,567,251	399,936
Net change in unrealized appreciation on investments, options and foreign currency	755,165	797,124
Net increase in net assets resulting from operations	8,263,868	973,516

Dividends and distributions to shareholders from:
Net investment income:
Class A	(155,913)	—
Total dividends and distributions to shareholders	(155,913)	—

Increase (decrease) from shares of beneficial interest transactions:
Class A	(14,538,080)	(13,196,900)
Class C	(5,833)	332,305
Class I	1,190,057	—
Class Z	100,000	—
Net decrease from shares of beneficial interest transactions — Note 6(a)	(13,253,856)	(12,864,595)

Redemption Fees:
Class A	59	1,229
Class C	115	—
Total Redemption Fees — Note 6(b)	174	1,229
Total decrease	(5,145,727)	(11,889,850)

Net Assets:
Beginning of period	45,099,176	56,989,026
END OF PERIOD	$39,953,449	$45,099,176
Undistributed net investment income (accumulated loss)	$(8,903)	$(483,812)

See Notes to Financial Statements.

ALGER GLOBAL GROWTH FUND

Financial Highlights for a share outstanding throughout the period

	Class A
Alger Global Growth Fund	Year ended 10/31/2013	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009
Net asset value, beginning of period	$15.42	$15.11	$16.74	$13.55	$10.18
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.01)	(0.06)	(0.08)	(0.08)	(0.05)
Net realized and unrealized gain (loss) on investments	3.41	0.37	(1.55)	3.29	3.42
Total from investment operations	3.40	0.31	(1.63)	3.21	3.37
Dividends from net investment income	(0.06)	—	—	(0.02)	—
Net asset value, end of period	$18.76	$15.42	$15.11	$16.74	$13.55
Total return(ii)	22.20%	2.00%	(9.60)%	23.50%	33.10%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$33,657	$41,051	$53,311	$71,835	$67,989
Ratio of gross expenses to average net assets	2.35%	2.29%	2.15%	2.12%	2.31%
Ratio of expense reimbursements to average net assets	(0.33)%	—	—	—	—
Ratio of net expenses to average net assets	2.02%	2.29%	2.15%	2.12%	2.31%
Ratio of net investment income (loss) to average net assets	(0.07)%	(0.38)%	(0.49)%	(0.56)%	(0.48)%
Portfolio turnover rate	96.45%	84.55%	82.13%	89.15%	149.17%

(i) Amount was computed based on average shares outstanding during the period.

(ii) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

	Class C
Alger Global Growth Fund	Year ended 10/31/2013	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009
Net asset value, beginning of period	$14.97	$14.79	$16.50	$13.43	$10.16
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.13)	(0.16)	(0.21)	(0.18)	(0.14)
Net realized and unrealized gain (loss) on investments	3.31	0.34	(1.50)	3.25	3.41
Total from investment operations	3.18	0.18	(1.71)	3.07	3.27
Net asset value, end of period	$18.15	$14.97	$14.79	$16.50	$13.43
Total return(ii)	21.24%	1.20%	(10.30)%	22.70%	32.20%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$4,888	$4,048	$3,678	$4,208	$1,595
Ratio of gross expenses to average net assets	3.13%	3.06%	2.95%	2.91%	3.03%
Ratio of expense reimbursements to average net assets	(0.40)%	—	—	—	—
Ratio of net expenses to average net assets	2.73%	3.06%	2.95%	2.91%	3.03%
Ratio of net investment income (loss) to average net assets	(0.81)%	(1.08)%	(1.26)%	(1.25)%	(1.19)%
Portfolio turnover rate	96.45%	84.55%	82.13%	89.15%	149.17%

(i) Amount was computed based on average shares outstanding during the period.

(ii) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

Class I
Alger Global Growth Fund	From 5/31/2013(i) to 10/31/2013(ii)
Net asset value, beginning of period	$16.83
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(iii)	0.03
Net realized and unrealized gain on investments	1.92
Total from investment operations	1.95
Net asset value, end of period	$18.78
Total return(iv)	11.59%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$1,296
Ratio of gross expenses to average net assets	2.97%
Ratio of expense reimbursements to average net assets	(1.72)%
Ratio of net expenses to average net assets	1.25%
Ratio of net investment income (loss) to average net assets	0.47%
Portfolio turnover rate	96.45%

(i) Commencement of operations.

(ii) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.

(iii) Amount was computed based on average shares outstanding during the period.

(iv) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

Class Z
Alger Global Growth Fund	From 5/31/2013(i) to 10/31/2013(ii)
Net asset value, beginning of period	$16.83
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(iii)	0.04
Net realized and unrealized gain on investments	1.93
Total from investment operations	1.97
Net asset value, end of period	$18.80
Total return(iv)	11.71%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$112
Ratio of gross expenses to average net assets	12.42%
Ratio of expense reimbursements to average net assets	(11.43)%
Ratio of net expenses to average net assets	0.99%
Ratio of net investment income (loss) to average net assets	0.62%
Portfolio turnover rate	96.45%

(i) Commencement of operations.

(ii) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.

(iii) Amount was computed based on average shares outstanding during the period.

(iv) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

ALGER GLOBAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

NOTE 1 — General:

Alger Global Growth Fund (formerly Alger China-U.S. Growth Fund) (the “Fund”) is a diversified, open-end registered investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. The Fund’s investment objective is long-term capital appreciation. It seeks to achieve its objective by investing in equity securities in the United States and Foreign Countries.  The Fund’s foreign investments will include securities of companies in both developed and emerging market countries.  The Fund offers Class A, C, I and Z shares.  Class A shares are generally subject to an initial sales charge while Class C shares are generally subject to a deferred sales charge.  Class I and Z shares are sold to institutional investors without an initial or deferred sales charge. Each class has identical rights to assets and earnings except that each share class bears the cost of its plan of distribution and transfer agency and sub-transfer agency services.

Alger China-U.S. Growth Fund became Alger Global Growth Fund on May 31, 2013. The Fund also started offering Class I and Z shares on May 31, 2013.

NOTE 2 — Significant Accounting Policies:

(a) Investment Valuation: The Fund values its financial instruments at fair value using independent dealers or pricing services under policies approved by the Board of Trustees. Investments are valued on each day the New York Stock Exchange (the “NYSE”) is open, as of the close of the NYSE (normally 4:00 p.m. Eastern time).

Equity securities for which valuation information is readily available are valued at the last reported sales price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the absence of reported sales, such securities are valued at a price within the bid and ask price or, in the absence of a recent bid or ask price, the equivalent as obtained from one or more of the major market makers for the securities to be valued.

Securities for which market quotations are not readily available are valued at fair value, as determined in good faith pursuant to procedures established by the Board of Trustees.

Securities in which the Fund invests may be traded in foreign markets that close before the close of the NYSE. Developments that occur between the close of the foreign markets and the close of the NYSE may result in adjustments to the foreign closing prices to reflect what the investment adviser, pursuant to policies established by the Board of Trustees, believes to be the fair value of these securities as of the close of the NYSE. The Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open.

Financial Accounting Standards Board Accounting Standards Codification 820 — Fair Value Measurements and Disclosures (“ASC 820”) defines fair value as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820

ALGER GLOBAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability and may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Fund. Unobservable inputs are inputs that reflect the Fund’s own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•                  Level 1 — quoted prices in active markets for identical investments

•                  Level 2 — significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The Fund’s valuation techniques are generally consistent with the market approach whereby prices and other relevant information generated by market transactions involving identical or comparable assets are used to measure fair value.  Inputs for Level 1 include exchange-listed prices and broker quotes in an active market.  Inputs for Level 2 include the last trade price in the case of a halted security, an exchange-listed price which has been adjusted for fair value factors, and prices of closely related securities.  Additional Level 2 inputs include an evaluated price which is based upon on a compilation of observable market information such as spreads for fixed income and preferred securities.  Valuation techniques for Level 3 securities include using the income approach whereby future amounts are converted, or discounted, to a current single amount. These fair value measurements are determined on the basis of the value indicated by current market expectations about such future events. Inputs for Level 3 include unobservable market information which can include cash flows, income and expenses, and other information obtained from a company’s financial statements, or from market indicators such as benchmarks and indices.

Valuation processes are determined by a Valuation Committee (“Committee”) established by the Fund’s Board of Trustees (“Board”) and comprised of representatives of the Fund’s investment advisor.  The Committee reports its fair valuation determinations to the Board which is responsible for approving valuation policy and procedures.

While the Committee meets on an as needed basis, the Committee formally meets quarterly to review and evaluate the effectiveness of the procedures for making fair value determinations.  The Committee considers, among other things, the results of quarterly back testing of the fair value model for foreign securities, pricing comparisons between primary and secondary price sources, the outcome of price challenges put to the Fund’s pricing vendor, and variances between transactional prices and previous mark-to-markets.

The Fund will record a change to a security’s fair value level if new inputs are available or it becomes evident that inputs previously considered for leveling have changed or are no longer relevant.  Transfers between Levels 1 and 2 are recognized at the end of the

ALGER GLOBAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

reporting period, and transfers into and out of Level 3 are recognized during the reporting period.

(b) Cash and Cash Equivalents: Cash and cash equivalents include U.S. dollars, foreign cash and overnight time deposits.

(c) Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

(d) Foreign Currency Translations: The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the prevailing rates of exchange on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of such transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included in realized and unrealized gain or loss on investments in the Statement of Operations.

(e) Dividends to Shareholders: Dividends and distributions payable to shareholders are recorded by the Fund on the ex-dividend date. Dividends from net investment income and distributions from net realized gains are declared and paid annually after the end of the fiscal year in which earned.

Each class is treated separately in determining the amounts of dividends from net investment income payable to holders of its shares.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund’s distributions may be shown in the accompanying financial statements as either from, or in excess of net investment income, net realized gain on investment transactions or return of capital, depending on the type of book/tax differences that may exist. Capital accounts within the financial statements are adjusted for permanent book/tax differences. Reclassifications result primarily from the difference in tax treatment of net operating losses, passive foreign investment companies, and foreign currency transactions. The reclassifications are done annually at fiscal year end and have no impact on the net asset value of the Fund and are designed to present the Fund’s capital accounts on a tax basis.

(f) Federal Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code Subchapter M applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Provided that the Fund maintains such compliance, no federal income tax provision is required.

ALGER GLOBAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

Financial Accounting Standards Board Accounting Standards Codification 740 — Income Taxes (“ASC 740”) requires the Fund to measure and recognize in its financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position.  No tax years are currently under investigation.  The Fund files income tax returns in the U.S. Federal jurisdiction, as well as the New York State and New York City jurisdictions.  The statute of limitations on the Fund’s tax returns remains open for the tax years 2009-2013.  Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

(g) Estimates: These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, which require using estimates and assumptions that affect the reported amounts therein. Actual results may differ from those estimates.

NOTE 3 — Investment Advisory Fees and Other Transactions with Affiliates:

(a) Investment Advisory Fees: The fees incurred by the Fund, pursuant to the provisions of the Fund’s Investment Advisory Agreement with Fred Alger Management, Inc. (“Alger Management” or the “Manager”), are payable monthly and computed based on the following rate.  Effective May 31, 2013 the investment advisory fee was changed from 1.20% to 0.80%.

Effective May 31, 2013, Alger Management established an expense cap for the share classes, through May 30, 2014, whereby it reimburses the share classes if annualized operating expenses (excluding interest, taxes, brokerage, and extraordinary expenses) exceed the rates, based on average daily net assets, listed below:

	CLASS				FEES WAIVED / REIMBURSED FOR THE YEAR ENDED
	A	C	I	Z	OCTOBER 31, 2013
Alger Global Growth Fund	1.50%	2.25%	1.25%	0.99%	$149,604

(b) Administration Fees: Fees incurred by the Fund, pursuant to the provisions of the Fund’s Administration Agreement with Fred Alger Management, Inc., are payable monthly and computed based on the average daily net assets of the Fund at the annual rate of 0.0275%.

(c) Distribution/Shareholder Servicing Fees: The Fund has adopted a distribution plan pursuant to which the Fund pays Alger Inc. a fee at the annual rate of 0.25% of the average daily net assets of the Class A and Class I shares and 1.00% of the average daily net assets of the Class C shares to compensate Alger Inc. for its activities and expenses incurred in distributing the Fund’s shares and shareholder servicing. Fees charged may be more or less than the expenses incurred by Alger Inc.

(d) Sales Charges: Purchases of shares of the Fund may be subject to initial sales charges or contingent deferred sales charges. For the year ended October 31, 2013, the initial sales

ALGER GLOBAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

charges and contingent deferred sales charges imposed, all of which were retained by Fred Alger & Company, Incorporated, the Fund’s distributor (the “Distributor” or “Alger Inc.”), were approximately $1,034 and $179 respectively. The contingent deferred sales charges are used by Alger Inc. to offset distribution expenses previously incurred. Sales charges do not represent expenses of the Fund.

(e) Brokerage Commissions: During the year ended October 31, 2013, the Fund paid Alger Inc. $12,489 in connection with securities transactions.

(f) Shareholder Administrative Fees: The Fund has entered into a shareholder administrative services agreement with Alger Management to compensate Alger Management for its liaison and administrative oversight of Boston Financial Data Services, Inc. the transfer agent, and other related services.  The Fund compensates Alger Management at the annual rate of 0.0165% of the Fund’s average daily net assets for these services.

Alger Management makes payments to intermediaries that provide sub-accounting services to omnibus accounts, held by the Fund.  A portion of the fees paid by Alger Management to intermediaries that provide sub-accounting services are charged back to the Fund, subject to certain limitations, as approved by the Fund’s Board of Trustees.  For the year ended October 31, 2013, Alger Management charged back $13,149 to the Fund for these services, which are included in the transfer agent fees and expenses in the Statement of Operations.

(g) Trustees’ Fees: From November 1, 2012 through February 28, 2013, the Fund paid each trustee who is not affiliated with Alger Management or its affiliates $750 for each meeting attended, to a maximum of $3,000 per annum, plus travel expenses incurred for attending the meeting. The Chairman of the Board received an additional annual fee of $15,000 which was paid, pro rata, by all U.S.-registered funds managed by Alger Management.  Additionally, each member of the Fund’s audit committee received $75 from the Fund for each audit committee meeting attended, to a maximum of $300 per annum.

Effective March 1, 2013, the Fund pays each trustee who is not affiliated with Alger Management or its affiliates $880 for each meeting attended, to a maximum of $3,520 per annum, plus travel expenses incurred for attending the meeting. The Chairman of the Board receives an additional annual fee of $22,500 which is paid, pro rata, by all U.S.-registered funds managed by Alger Management.  Additionally, each member of the Fund’s audit committee receives $75 from the Fund for each audit committee meeting attended, to a maximum of $300 per annum.

(h) Interfund Loans: The Fund, along with other funds advised by Alger Management, may borrow money from and lend money to each other for temporary or emergency purposes. To the extent permitted under its investment restrictions, each fund may lend uninvested cash in an amount up to 15% of its net assets to other funds.  If a fund has borrowed from other funds and has aggregate borrowings from all sources that exceed 10% of the fund’s total assets, such fund will secure all of its loans from other funds. The interest rate charged on interfund loans is equal to the average of the overnight time deposit rate and bank loan rate available to the funds. There were no interfund loans outstanding during the year ended October 31, 2013.

ALGER GLOBAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

(i) Other Transactions with Affiliates: Certain officers of the Fund are directors and officers of Alger Management and Alger Inc. At October 31, 2013, Alger Management and its affiliates owned the following shares:

	SHARE CLASS
	A	C	I	Z
Alger Global Growth Fund	—	—	5,942	5,942

NOTE 4 — Securities Transactions:

The following summarizes the securities transactions by the Fund, other than U.S. Government and short-term securities, for the year ended October 31, 2013:

	PURCHASES	SALES
Alger Global Growth Fund	$38,656,306	$51,744,723

Transactions in foreign securities may involve certain considerations and risks not typically associated with those of U.S. companies because of, among other factors, the level of governmental supervision and regulation of foreign security markets, and the possibility of political or economic instability.  Additional risks associated with investing in the emerging markets include increased volatility, limited liquidity, and less stringent regulatory and legal system.

NOTE 5 — Borrowings:

The Fund may borrow from its custodian on an uncommitted basis. The Fund pays the custodian a market rate of interest, generally based upon the London Interbank Offered Rate.  The Fund may also borrow from other funds advised by Alger Management, as discussed in Note 3(h).  For the year ended October 31, 2013, the Fund had the following borrowings:

	AVERAGE DAILY BORROWING	WEIGHTED AVERAGE INTEREST RATE
Alger Global Growth Fund	$2,100	3 .83%

The highest amount borrowed during the year ended October 31, 2013 was $186,780.

NOTE 6 — Share Capital:

(a)The Fund has an unlimited number of authorized shares of beneficial interest of $.001 par value.  Transactions of shares of beneficial interest were as follows:

ALGER GLOBAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED OCTOBER 31, 2013		FOR THE YEAR ENDED OCTOBER 31, 2012
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Global Growth Fund
Class A:
Shares sold	95,340	$1,575,169	198,989	$3,070,369
Dividends reinvested	8,227	131,634	—	—
Shares redeemed	(972,286)	(16,244,824)	(1,063,346)	(16,267,269)
Net decrease	(868,719)	$(14,538,021)	(864,357)	$(13,196,900)
Class C:
Shares sold	63,449	$1,030,117	94,186	$1,399,246
Shares redeemed	(64,523)	(1,035,835)	(72,460)	(1,066,941)
Net increase (decrease)	(1,074)	$(5,718)	21,726	$332,305
Class I:
Shares sold	69,860	$1,204,931	—	$—
Shares redeemed	(829)	(14,874)	—	—
Net increase	69,031	$1,190,057	—	$—
Class Z:
Shares sold	5,942	$100,000	—	$—
Net increase	5,942	$100,000	—	$—

(b)Redemption Fee: The Fund may impose a 2.00% redemption fee on Class A and Class C Fund shares redeemed (including shares redeemed by exchange) less than 30 days after such shares were acquired.  The fees retained by the Fund are included as paid-in capital on the Statement of Assets and Liabilities.

NOTE 7 — Income Tax Information:

The tax character of distributions paid during the year ended October 31, 2013 and the year ended October 31, 2012 was as follows:

	FOR THE YEAR ENDED OCTOBER 31, 2013	FOR THE YEAR ENDED OCTOBER 31, 2012
Alger Global Growth Fund
Distributions paid from:
Ordinary Income	$155,913	—
Long-term capital gain	—	—
Total distributions paid	$155,913	—

As of October 31, 2013 the components of accumulated gains (losses) on a tax basis were as follows:

ALGER GLOBAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Global Growth Fund
Undistributed ordinary income	—
Undistributed long-term gains	—
Net accumulated earnings	—
Capital loss carryforwards	$(13,385,758)
Late year ordinary income losses	(42,865)
Net unrealized appreciation	8,152,697
Total accumulated losses	$(5,275,926)

At October 31, 2013, the Fund, for federal income tax purposes, had a capital loss carryforward of $13,385,758 which expires in 2017.  The amounts may be applied against future net realized gains until the earlier of their utilization or expiration. During the year ended October 31, 2013 the Fund utilized $6,421,400 of its capital loss carryforwards.

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Fund after October 31, 2011 will not be subject to expiration.  In addition, losses incurred after October 31, 2011 must be utilized prior to the utilization of capital loss carryforwards above.

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is determined annually and is attributable primarily to the tax deferral of losses on wash sales, 988 currency transactions, the realization of unrealized appreciation of passive Foreign Investment Companies, and partnership basis adjustments.

Permanent differences, primarily from net operating losses and real estate investment trusts and partnership investments sold by the Fund, resulted in the following reclassifications among the Fund’s components of net assets at October 31, 2013:

Alger Global Growth Fund
Accumulated undistributed net investment income (accumulated loss)	$689,370
Accumulated net realized gain (accumulated realized loss)	$(658,123)
Paid-in Capital	$(31,247)

NOTE 8 — Fair Value Measurements:

The major categories of securities and their respective fair value inputs are detailed in the Fund’s Schedule of Investments.  The following is a summary of the inputs used as of October 31, 2013 in valuing the Fund’s investments carried at fair value on a recurring basis. Based upon the nature, characteristics, and risks associated with its investments, the Fund has determined that presenting them by security type and sector is appropriate.

ALGER GLOBAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Global Growth Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$8,380,370	$8,380,370	—	—
Consumer Staples	2,664,936	2,664,936	—	—
Energy	1,878,185	1,878,185	—	—
Financials	5,455,296	5,455,296	—	—
Health Care	3,495,565	3,495,565	—	—
Industrials	4,113,117	4,113,117	—	—
Information Technology	9,031,177	9,031,177	—	—
Materials	1,773,139	1,773,139	—	—
Telecommunication Services	435,398	435,398	—	—
Utilities	286,075	286,075	—	—
TOTAL COMMON STOCKS	$37,513,258	$37,513,258	—	—
MASTER LIMITED PARTNERSHIP
Financials	1,254,691	1,254,691	—	—
TOTAL INVESTMENTS IN SECURITIES	$38,767,949	$38,767,949	—	—

On October 31, 2013, there were no transfers of securities between Level 1 and Level 2.

Certain of the Fund’s assets and liabilities are held at carrying amount or face value, which approximates fair value for financial statement purposes. As of October 31, 2013, such assets are categorized within the disclosure hierarchy as follows:

	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
Cash, Foreign Cash and Cash equivalents:
Alger Global Growth Fund	$1,305,732	$1,305,732	—	—
Total	$1,305,732	$1,305,732	—	—

NOTE 9 — Derivatives:

Financial Accounting Standards Board Accounting Standards Codification 815 — Derivatives and Hedging (“ASC 815”) requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

Forward currency contracts—In connection with portfolio purchases and sales of securities denominated in foreign currencies, the Fund may enter into forward currency contracts. Additionally, the Fund may enter into such contracts to economically hedge certain other foreign currency denominated investments. These contracts are valued at the current cost of covering or offsetting such contracts, and the related realized and unrealized foreign exchange gains and losses are included in the Statement of Operations. In the event that counterparties fail to settle these currency contracts or the related foreign security trades, the Fund could be exposed to foreign currency fluctuations.

ALGER GLOBAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

Options—The Fund seeks to capture the majority of the returns associated with equity market investments. To meet this investment goal, the Fund invests in a broadly diversified portfolio of common stocks, while also buying and selling call and put options on equities and equity indices.  The Fund purchases call options to increase its exposure to the stock market and also provide diversification of risk.  The Fund purchases put options in order to protect from significant market declines that may occur over a short period of time.  The Fund can write covered call and cash secured put options to generate cash flows while reducing the volatility of the Fund’s portfolio.  The cash flows may be an important source of the Fund’s return, although written call options may reduce the Fund’s ability to profit from increases in the value of the underlying security or equity portfolio.  The value of a call option generally increases as the price of the underlying stock increases and decreases as the stock decreases in price.  Conversely, the value of a put option generally increases as the price of the underlying stock decreases and decreases as the stock increases in price. The combination of the diversified stock portfolio and the purchase and sale of options is intended to provide the Fund with the majority of the returns associated with equity market investments but with reduced volatility and returns that are augmented with the cash flows from the sale of options.

There were no derivative transactions for the year ended October 31, 2013.

NOTE 10 — Recent Accounting Pronouncements:

In December 2011, the FASB issued ASU 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”), which provides guidance regarding balance sheet offsetting disclosures.  The amendments in ASU 2011-11 require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effects of those arrangements on its financial position. Entities are required to disclose gross information and net information about both instruments and transactions eligible for offset in the statement of assets and liabilities and transactions subject to an agreement similar to a master netting arrangement. The objective of ASU 2011-11 is to facilitate comparison between those entities that prepare their financial statements on the basis of GAAP and those entities that prepare their financial statements on the basis of IFRS.  In January 2013, the FASB issued ASU No. 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, which narrows the scope required by the new disclosures of ASU 2011-11. The new guidance is effective for annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact that this guidance will have on its financial statements.

In June 2013, the FASB issued ASU 2013-08, Financial Services — Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements (“ASU 2013-08”). The amendments in ASU 2013-08 include an accounting update that modifies the criteria used in defining an investment company under GAAP and sets forth certain measurement and disclosure requirements. This update requires an investment company to measure noncontrolling interests in another investment company at fair value and requires an entity to disclose the fact that it is an investment company, and provide information about changes, if any, in its status as an investment company. An entity will also need to include disclosures around financial support that has been provided or is

ALGER GLOBAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

contractually required to be provided to any of its investees. The new guidance is effective for annual reporting periods beginning on or after January 1, 2014. The Funds do not believe that this will have a material impact on the financial statements.

NOTE 11 — Subsequent Events:

Management of the Fund has evaluated events that have occurred subsequent to October 31, 2013 through the issuance date of the Financial Statements.  No such events have been identified which require recognition and disclosure.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Alger Global Growth Fund:

We have audited the accompanying statement of assets and liabilities of Alger Global Growth Fund (formerly Alger China — U.S. Growth Fund) (the “Fund”), including the schedule of investments as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above, present fairly, in all material respects, the financial position of Alger Global Growth Fund as of October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

New York, New York

December 23, 2013

ALGER GLOBAL GROWTH FUND

ADDITIONAL INFORMATION (Unaudited)

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: transaction costs, if applicable, including sales charges (loads) and redemption fees; and ongoing costs, including management fees, distribution (12b-1) fees, if applicable, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the six-month period starting May 1, 2013 and ending October 31, 2013.

Actual Expenses

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you would have paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) and redemption fees. Therefore, the second line under each class of shares in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Expenses Paid During the Six Months Ended October 31, 2013(a)	Annualized Expense Ratio For the Six Months Ended October 31, 2013(b)
Alger Global Growth Fund
Class A	Actual	$1,000.00	$1,128.08	$10.84	2.02%
	Hypothetical(c)	1,000.00	1,015.02	10.26	2.02
Class C	Actual	1,000.00	1,123.84	14.61	2.73
	Hypothetical(c)	1,000.00	1,011.44	13.84	2.73
Class I	Actual	1,000.00	1,115.86	6.61	1.25
	Hypothetical(c)	1,000.00	1,018.95	6.31	1.25
Class Z	Actual	1,000.00	1,117.05	5.39	0.99
	Hypothetical(c)	1,000.00	1,020.11	5.14	0.99

(a)	Expenses are equal to the annualized expense ratio of the respective share class, multiplied by the average account value over the period, multiple by 184/365 (to reflect the one-half year period).
(b)	Annualized.
(c)	5% annual return before expenses.

Tax Information

In accordance with subchapter M of the Internal Revenue Code of 1986, as amended, for the year ended October 31, 2013, 100% of the Fund’s dividends qualified for the dividends received deduction for corporations.  For the year ended October 31, 2013, certain dividends paid by the Funds may be subject to a maximum rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  Of the distributions paid during the fiscal year, 100% of the Fund’s dividend may be considered qualified dividend income.

Shareholders should not use the above information to prepare their tax returns.  Since the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2013.  Such notification, which will reflect the amount to be used by tax payers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 2014.  Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

Trustees and Officers of the Fund

Information about the trustees and officers of the Fund is set forth below.  In the table the term “Alger Fund Complex” refers to the Fund, The Alger Funds, The Alger Portfolios, The Alger Institutional Funds and The Alger Funds II, each of which is a registered investment company managed by Alger Management.  Each Trustee serves until an event of termination, such as death or resignation, or until his or her successor is duly elected; each officer’s term of office is one year.  Unless otherwise noted, the address of each person named below is 360 Park Avenue South, New York, NY 10010.

Name, Age, Position with the Fund	Principal Occupations	Trustee and/or Officer Since	Number of Funds in the Alger Fund Complex which are Overseen by Trustee
INTERESTED TRUSTEE
Hilary M. Alger (52)	Director of Development, Pennsylvania Ballet since 2004; Associate Director of Development, College of Arts and Sciences and Graduate School, University of Virginia 1999-2003.	2003	25
NON-INTERESTED TRUSTEE
Charles F. Baird, Jr. (60)	Managing Partner of North Castle Partners, a private equity securities group; Chairman of Leiner Health Products, Enzymatic Therapy and Caleel & Hayden (skincare business); former Chairman of Elizabeth Arden Day Spas, Naked Juice, Equinox (fitness company) and EAS (manufacturer of nutritional products). Formerly Managing Director of AEA Investors, Inc.	2000	25
Roger P. Cheever (68)	Associate Vice President for Principal Gifts, and Senior Associate Dean for Development in the Faculty of Arts and Sciences at Harvard University; Formerly Deputy Director of the Harvard College Fund.	2000	25
Lester L. Colbert Jr. (79)	Private investor since 1988; Formerly Chairman of the Board, President and Chief Executive Officer of Xidex Corporation (manufacturer of computer information media).	2000	25
Stephen E. O’Neil (81)	Attorney. Private Investor since 1981. Formerly of Counsel to the law firm of Kohler & Barnes.	1986	25
David Rosenberg (51)	Associate Professor of Law since January 2006 (Assistant Professor 2000-2005), Zicklin School of Business, Baruch College, City University of New York.	2007	25
Nathan E. Saint-Amand M.D. (76)	Medical doctor in private practice; Member of the Board of the Manhattan Institute (non-profit policy research) since 1988; Formerly Co-Chairman, Special Projects Committee, Memorial Sloan Kettering.	1986	25

Name, Age, Position with the Fund	Principal Occupations	Trustee and/or Officer Since	Number of Funds in the Alger Fund Complex which are Overseen by Trustee
OFFICERS
Hal Liebes (49) President	Executive Vice President, Chief Operating Officer, Chief Legal Officer and Secretary of Alger Management and Alger Inc.; Director since 2006 of Alger Management, Alger Inc. and Resources.	2005	N/A
Lisa A. Moss (48) Secretary	Senior Vice President since 2009, and Vice President and Assistant General Counsel of Alger Management since June 2006.	2006	N/A
Michael D. Martins (48) Treasurer	Senior Vice President of Alger Management; Assistant Treasurer since 2004.	2005	N/A
Anthony S. Caputo (58) Assistant Treasurer	Employed by Alger Management since 1986, currently serving as Vice President.	2007	N/A
Sergio M. Pavone (52) Assistant Treasurer	Employed by Alger Management since 2002, currently serving as Vice President.	2007	N/A
Barry J. Mullen (60) Chief Compliance Officer	Senior Vice President and Chief Compliance officer for Alger Management since May 2006.	2006	N/A
Steven B. Levine (27) Assistant Secretary	Paralegal at Alger Management since 2012. Senior Paralegal at the Dreyfus Corporation from 2008 — 2012.	2012	N/A

Ms. Alger is an “interested person” (as defined in the Investment Company Act) of the Fund because of her affiliations with Alger Management.  No Trustee is a director of any public company except as indicated under “Principal Occupations”.

The Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge upon request by calling (800) 992-3863.

Investment Management Agreement Renewal

At an in-person meeting held on September 24, 2013, the Trustees, including the Independent Trustees, unanimously approved renewal of the Investment Advisory Agreement (the “Agreement”) between the Fund and Fred Alger Management, Inc. (“Alger Management”). The Independent Trustees were assisted in their review by independent legal counsel and met with such counsel in executive session separate from representatives of Alger Management. In evaluating the Agreement, the Trustees drew on materials that they had requested and which were provided to them in advance of the meeting by Alger Management and by counsel. The materials covered, among other matters, (i) the nature, extent and quality of the services provided by Alger Management under the Agreement, (ii) the costs to Alger Management of its services and the profits realized by Alger Management and Alger Inc. from their relationship with the Fund, and (iii) the extent to which economies of scale would be realized if and as the Fund grows and whether the fee levels in the Agreement reflect these economies of scale. Another factor normally addressed by the Trustees in considering renewal of the Agreement — the investment performance of the Fund — was not addressed inasmuch as the Fund had adopted a significantly different investment strategy (and a new name) as of May 31, 2013. The materials provided included an analysis of the Fund and Alger Management’s services by FUSE Research Network LLC (“FUSE”), an independent consulting firm selected by the Fund’s Chief Compliance Officer and having no other material relationship with Alger Management. FUSE’s specialties include, among other things, assistance to fund trustees and directors in their review of advisory contracts pursuant to section 15(c) of the Investment Company Act of 1940, as amended. At the September meeting of the Trustees, senior FUSE personnel reviewed with the Trustees a presentation covering the Fund.

In deciding whether to approve renewal of the Agreement, the Trustees considered various factors, including those enumerated above. They also considered other direct and indirect benefits to Alger Management and its affiliates from their relationship with the Fund.

Nature, Extent and Quality of Services.  In considering the nature, extent and quality of the services provided by Alger Management pursuant to the Agreement, the Trustees relied on their prior experience as Trustees of the Fund, their familiarity with the personnel and resources of Alger Management and its affiliates, and the materials provided at the meeting.  They noted that under the Agreement Alger Management is responsible for managing the investment operations of the Fund.  The Trustees reviewed the background and experience of Alger Management’s senior investment management personnel, including the individuals responsible for the investment operations of the Fund. They also considered the resources and practices of Alger Management in managing the Fund’s portfolio, as well as Alger Management’s overall investment management business.  They noted especially Alger Management’s established expertise in managing portfolios of “growth” stocks. They further noted the recent addition to Alger Management’s investment management team of several individuals with deep and successful backgrounds in international investing, a sector in which the newly-configured Fund would be more widely active.  The Trustees concluded that Alger Management’s experience, resources and strength in the areas of importance to the Fund are considerable.  The Trustees considered the level and depth of Alger Management’s ability to execute portfolio transactions to effect investment decisions, including those through Alger Inc.  They also noted that certain administrative, compliance, reporting and accounting services necessary for the conduct of the Trust’s affairs are provided under a separate Administration Agreement with Alger Management. The Trustees also considered the control and compliance environment at Alger Management and within the Fund.

Investment Performance of the Fund.  Because the Fund had adopted a significantly different investment strategy on May 31, 2013, so that performance data from periods prior to that date would not be reliably informative, the Trustees did not consider the investment performance of the Fund. They determined, on the basis of their knowledge of  the management team assigned to the Fund and of Alger Management’s general conduct of its advisory business, that there was reason to expect the Fund’s performance to be satisfactory but that confirmation of this expectation must await events.

Fund Fee and Expense Ratio; Profitability to Alger Management and its Affiliates.  The Trustees reviewed the Fund’s management fee and expense ratios at June 30, 2013 and compared them with a group of comparable funds. In order to assist the Trustees in this comparison, FUSE had provided the Trustees with comparative information with respect to the advisory fees and expense ratios of relevantly similar funds. That information indicated that the fee for the Fund was well below the median for the fees in the FUSE reference group and that the expense ratios for the Fund’s four classes of shares were well below or just above the medians for the FUSE reference group. The Trustees also considered fees paid to Alger Management by three other types of clients, specifically mutual funds for which Alger Management was sub-adviser, separately managed institutional accounts, and wrap programs. The Trustees determined that in all three cases the fees were of doubtful relevance for purposes of comparison with those of the Fund because of the differences in services provided by Alger Management to those types of clients as opposed to the Fund, but that to the extent that meaningful comparison was practicable, the differences in services adequately explained the differences in the fees. The Trustees then considered the profitability of the Investment Advisory Agreement to Alger Management and its affiliates, and the methodology used by Alger Management in determining such profitability.  The Trustees reviewed previously-provided data on the Fund’s profitability to Alger Management and its affiliates for the year ended June 30, 2013. After discussing with representatives of the Adviser and FUSE the expense-allocation practices used in computing the costs that formed the bases of the profitability calculations, the Trustees turned to the profitability data provided. After analysis and discussion, they concluded that, to the extent that Alger Management’s and its affiliates’ relationships with the Fund had been profitable to those entities, the profit margins were not unacceptable.

Economies of Scale.  On the basis of their discussions with management and their analysis of information provided at the meeting, the Trustees determined that the nature of the Fund and its operations is such that Alger Management is likely to realize economies of scale in the management of the Fund at some point as (and if) it grows in size, but that, in view of the fact that the Fund’s current assets were less than $40 million, adoption of breakpoints in the advisory fee, while possibly appropriate at a later date, could await further analysis of the sources and potential scale of the economies and the fee structure that would best reflect them. Accordingly, the Trustees requested that Alger Management address this topic with the Trustees at future meetings.

Other Benefits to Alger Management.  The Trustees considered whether Alger Management benefits in other ways from its relationship with the Fund.  They noted that Alger Management maintains soft-dollar arrangements in connection with the Fund’s brokerage transactions, reports on which are regularly supplied to the Trustees at their quarterly meetings and summaries of which, listing soft-dollar commissions for the twelve months through June 30, 2013, had been included in the materials supplied prior to the meeting. The Trustees also noted that Alger management receives fees from the Fund under the Administration Agreement and the Shareholder Administrative Services Agreement and that Alger Inc. provides a considerable portion of the Fund’s equity brokerage and receives shareholder servicing fees from the Fund as well.  The Trustees had been provided with information regarding, and had considered, the administration fee, shareholder administrative services fee, brokerage and shareholder servicing fee benefits in connection with their review of the profitability to Alger Management and its affiliates of their relationships with the Fund. As to other benefits received, the Trustees decided that none were so significant as to render Alger Management’s fees excessive.

Conclusions and Determinations. At the conclusion of these discussions, each of the Independent Trustees expressed the opinion that he had been furnished with sufficient information to make an informed business decision with respect to renewal of the Fund’s Investment Advisory Agreement.  Based on its discussions and considerations as described above, the Board made the following conclusions and determinations:

•                  The Board concluded that the nature, extent and quality of the services provided by Alger Management are adequate and appropriate.

•                  The Board determined that meaningful valuation of the Fund’s investment performance was not possible inasmuch as the Fund in its current investment configuration had only commenced operations on May 31, 2013.

•                  The Board concluded that the Fund’s advisory fee paid to Alger Management was reasonable in light of comparative expense and advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by Alger Management and its affiliates from the relationship with the Fund.

•                  The Board determined that there were not at present significant economies of scale to be realized by Alger Management in managing the Fund’s assets but that, to the extent that material economies of scale should be realized in the future, the Board would seek to ensure that they were shared with the Fund.

The Board considered these conclusions and determinations and, without any one factor being dispositive, determined that renewal of the Investment Advisory Agreement was in the best interests of the Fund and its shareholders.

Privacy Policy

U.S. Consumer Privacy Notice Rev. 01/2011	3/31/11

FACTS	WHAT DOES ALGER DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information, which, under Federal law, means personally identifiable information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number

• account balances, transaction history and credit information

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Alger chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Alger share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — with service providers we use to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes—information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes—information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you — for all credit card accounts	No	We don’t share
For nonaffiliates to market to you — for accounts and services endorsed by another organization	No	We don’t share
For nonaffiliates to market to you — for accounts other than credit card accounts and Sponsored Accounts, such as insurance, investments, deposit and lending	No	We don’t share

Who we are

Who is providing this notice?

Alger includes Fred Alger Management, Inc. and Fred Alger & Company, Incorporated as well as the following funds: The Alger Funds, The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, and Alger Global Growth Fund.

What we do

How does Alger protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. For more information visit alger.com.

How does Alger collect my personal information?

We collect your personal information, for example, when you:

• open an account or perform transactions

• seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit some but not all sharing related to:

• sharing for affiliates’ everyday business purposes — information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• Our affiliates include Fred Alger Management, Inc. and Fred Alger & Company, Incorporated as well as the following funds:  The Alger Funds,  The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, and Alger Global Growth Fund.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

Proxy Voting Policies

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available, without charge, by calling (800) 992-3863 or online on the Fund’s website at www.alger.com or on the SEC’s website at www.sec.gov.

Fund Holdings

The Board of Trustees has adopted policies and procedures relating to disclosure of the Fund’s portfolio securities. These policies and procedures recognize that there may be legitimate business reasons for holdings to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the Funds.

Generally, the policies prohibit the release of information concerning portfolio holdings which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the Fund’s shares and other parties which are not employed by the Manager or its affiliates except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the Fund) are acceptable.

The Fund makes its full holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days of the end of the Funds’ fiscal quarter.  The Fund’s Forms N-Q are available online on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

In addition, the Fund makes publicly available its month-end top 10 holdings with a 15 day lag and their month-end full portfolios with a 60 day lag on their website www.alger.com and through other marketing communications (including printed advertising/sales literature and/or shareholder telephone customer service centers). No compensation or other consideration is received for the non-public disclosure of portfolio holdings information.

In accordance with the foregoing, the Fund provides portfolio holdings information to service providers who provide necessary or beneficial services when such service providers need access to this information in the performance of their services and are subject to duties of confidentiality (1) imposed by law, including a duty not to trade on non-public information, and/or (2) pursuant to an agreement that confidential information is not to be disclosed or used (including trading on such information) other than as required by law. From time to time, the Fund will communicate with these service providers to confirm that they understand the Fund’s policies and procedures regarding such disclosure. This agreement must be approved by the Fund’s Chief Compliance Officer.

The Board of Trustees periodically reviews a report disclosing the third parties to whom the Fund’s holdings information has been disclosed and the purpose for such disclosure, and it considers whether or not the release of information to such third parties is in the best interest of the Fund and its shareholders.

In addition to material the Fund routinely provides to shareholders, the Manager may, upon request, make additional statistical information available regarding the Fund.  Such information will include, but not be limited to, relative weightings and characteristics of the Fund’s portfolio versus its respective index and security specific impact on overall portfolio performance.  Please contact the Fund at (800) 992-3863 to obtain such information.

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ALGER GLOBAL GROWTH FUND

360 Park Avenue South

New York, NY 10010

(800) 992-3863

www.alger.com

Investment Manager

Fred Alger Management, Inc.

360 Park Avenue South

New York, NY 10010

Distributor

Fred Alger & Company, Incorporated

360 Park Avenue South

New York, NY 10010

Transfer Agent and Dividend Disbursing Agent

Boston Financial Data Services, Inc.

P.O. Box 8480

Boston, MA 02266

This report is submitted for the general information of the shareholders of Alger Global  Growth Fund. It is not authorized for distribution to prospective investors unless accompanied by an effective prospectus for the Fund, which contains information concerning the Fund’s investment policies, fees and expenses as well as other pertinent information

AGAR

ITEM 2.  CODE OF ETHICS.

(a)         The Registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)         Not applicable.

(c)          The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d)         The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e)          Not applicable.

(f)           The Registrant’s Code of Ethics is attached as an Exhibit hereto.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Registrant determined that Stephen E. O’Neil is an audit committee financial expert (within the meaning of that phrase specified in the instructions to Form N-CSR) on the Registrant’s audit committee.  Mr. O’Neil is an “independent” trustee — i.e., he is not an interested person of the Registrant as defined in the Investment Company Act of 1940, nor has he accepted directly or indirectly any consulting, advisory or other compensatory fee from the Registrant, other than in his capacity as Trustee.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees:

October 31, 2013	$32,750
October 31, 2012	$31,200

b) Audit-Related Fees: NONE

c) Tax Fees for tax advice, tax compliance and tax planning:

October 31, 2013	$4,400
October 31, 2012	$4,100

d) All Other Fees:

October 31, 2013	$9,370
October 31, 2012	$8,920

Other fees include a review and consent for Registrants registration statement filing and a review of the semi-annual financial statements.

e) 1) Audit Committee Pre-Approval Policies And Procedures:

Audit and non-audit services provided by the Registrant’s independent registered public accounting firm (the “Auditors”) on behalf the Registrant must be pre-approved by the Audit Committee.  Non-audit services provided by the Auditors on behalf of the Registrant’s Investment Adviser or any entity controlling, controlled by, or under common control with the Investment Adviser must be pre-approved by the Audit Committee if such non-audit services directly relate to the operations or financial reporting of the Registrant.

2) All fees in item 4(b) through 4(d) above were approved by the Registrants’ Audit Committee.

f) Not Applicable

g) Non-Audit Fees:

October 31, 2013	$190,902, €69,272, and £26,800
October 31, 2012	$221,557 and €42,600

h) The audit committee of the board of trustees has considered whether the provision of the non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control, with the adviser that provides ongoing services to the registrant that were not approved pursuant to (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principle accountant’s independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.  INVESTMENTS.

Not applicable

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

(b) No changes in the Registrant’s internal control over financial reporting occurred during the Registrant’s second fiscal half-year that materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) Code of Ethics as Exhibit 99.CODE ETH

(a) (2) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(a) under the Investment Company Act of 1940 are attached as Exhibit 99.CERT

(b) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(b) under the Investment Company Act of 1940 are attached as Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Alger Global Growth Fund

By:	/s/Hal Liebes

Hal Liebes

President

Date:  December 17, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hal Liebes

Hal Liebes

President

Date:  December 17, 2013

By:	/s/Michael D. Martins

Michael D. Martins

Treasurer

Date:  December 17, 2013